UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Helios and Matheson Analytics Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1.	Amount previously paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

Supplement to Proxy Statement

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 1, 2018

Disclosure Regarding Additional Proxy Solicitor

This filing is being made to (1) include the revised letter being sent by Helios and Matheson Analytics Inc. (the “Company”) and (2) to disclose that in addition to Georgeson LLC, the Company has engaged Alliance Advisors to assist it in the solicitation of proxies for the special meeting and will pay Alliance Advisors a fee of approximately $60,000, plus reimbursement of certain expenses. The letter has been revised to include the name and telephone number of Alliance Advisors as the Company’s proxy solicitation firm.

If you need assistance voting your shares, or have questions regarding the special meeting, please contact Alliance Advisors, by telephone at (877) 777-8133.

October 16, 2018

To our stockholders:

You recently received proxy materials in connection with the special meeting of stockholders of Helios and Matheson Analytics Inc. (the “Company”, “we”, “us” and “our”) originally scheduled to be held on October 18, 2018. The special meeting has been postponed to November 1, 2018 at 10:00 a.m. local time and will be held at Empire State Building, 350 Fifth Avenue, Lower Level Conference Room, New York, New York 10118, so that our stockholders have more time to consider and vote upon the proposed reverse stock split.

As discussed in the proxy statement dated September 26, 2018, the Company presented the reverse stock split proposal in an effort to regain compliance with the Nasdaq Capital Market $1.00 minimum bid price requirement. If the reverse stock split proposal is not approved, the Company believes that our common stock will be subject to delisting from the Nasdaq Capital Market, which would adversely impact the liquidity and marketability of our common stock.

As previously disclosed, leading independent proxy advisory firms Institutional Shareholder Services Inc. and Glass, Lewis & Co., LLC have both recommended that the Company’s stockholders vote “FOR” the proposed reverse stock split and the other proposal being considered at the special meeting.

The proposals being considered at the special meeting are:

1.	to approve an amendment to the Company’s Certificate of Incorporation to effect a one-time reverse stock split of common stock in a ratio of 1 share-for-2 shares up to a ratio of 1 share-for-500 shares, which ratio will be selected by the Company’s Board of Directors and set forth in a public announcement (the “Reverse Split Proposal”);

2.	to approve the adjournment of the special meeting, if necessary, to continue to solicit votes on the Reverse Split Proposal if sufficient votes to pass the Reverse Split Proposal are not received in time for the special meeting; and

3.	to transact any other business properly brought before the special meeting or any adjournments thereof.

THE BOARD OF DIRECTORS HAS RECOMMENDED THAT STOCKHOLDERS VOTE IN FAVOR OF ALL PROPOSALS.

Stockholders who have already voted and want to change their vote can update their vote at any time – the most recently cast votes become what is recorded.

How to Vote

Whether you hold shares directly as the stockholder of record or you are a beneficial owner as of September 14, 2018, you may direct how your shares are voted without attending the special meeting. If you are a stockholder of record as of September 14, 2018, you may vote in-person at the special meeting or by proxy as follows:

●	Vote by Internet. You can vote via the internet at www.investorvote.com/HMNY or you may scan the QR code on the proxy card with your smartphone and, once you are at the website, follow the online instructions. You will need information from your proxy card to vote via the internet. Internet voting is available 24 hours a day. Proxies submitted by the internet must be received by 11:59 p.m. Eastern time on the day before the special meeting.

●	Vote by Telephone. You can vote by telephone by calling the toll-free telephone number 1-800-652-VOTE (8683). You will need your proxy card to vote by telephone. Telephone voting is available 24 hours a day. Proxies submitted by telephone must be received by 11:59 p.m. Eastern time on the day before the special meeting.

●	Vote by Mail. You can vote by marking, dating and signing your name exactly as it appears on the proxy card you received, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the special meeting.

If your shares are held in the name of a bank, broker or other nominee, you should have received the proxy statement and voting instructions, which include the following, from your bank, broker or other nominee:

●	Vote by Internet. You can vote via the internet by following the instructions on the Voting Instruction Form provided to you. Once there, follow the online instructions. Internet voting is available 24 hours a day.

●	Vote by Telephone. You can vote by telephone by calling the number provided on your Voting Instruction Form. Telephone voting is available 24 hours a day.

●	Vote by Mail. You can vote by marking, dating and signing your name exactly as it appears on the Voting Instruction Form, and returning it in the postage-paid envelope provided. Please promptly mail your Voting Instruction Form to ensure that it is received prior to the closing of the polls at the special meeting.

If you hold shares of our common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive. The Company highly recommends stockholders vote electronically or by phone without delay. Please have your proxy card with you while voting.

Stockholders who still need assistance voting their shares, or have questions regarding the special meeting, please contact the Company’s proxy solicitation firm, Alliance Advisors, by telephone at (877) 777-8133.

YOUR VOTE IN FAVOR OF THE PROPOSALS IS NECESSARY TO ENABLE THE COMPANY TO

SEEK TO REGAIN COMPLIANCE WITH NASDAQ’S MINIMUM BID PRICE REQUIREMENT -

PLEASE VOTE IN FAVOR TODAY!

Only stockholders of record as of the record date for the special meeting, holders of valid proxies from stockholders of record as of the record date for the special meeting and our invited guests will be admitted to the special meeting. If you are a stockholder of record as of the record date for the special meeting, to gain admittance to the special meeting, you must bring a form of personal identification to the special meeting, which such proof of identification will be verified against our list of stockholders of record as of the record date for the special meeting. If a bank, broker or other nominee holds your shares and you plan to attend the special meeting, you will need to obtain a valid proxy from the record holder of your shares in order to gain admittance to the special meeting. In order to streamline the process for admission at the special meeting and ensure that we have enough seats for those attending the special meeting, we are asking that you register no less than five days in advance of the special meeting (i.e., on or before October 26, 2018) via email at investor@hmny.com or at the following address:

Attention: Stuart Benson

Helios and Matheson Analytics Inc.

Empire State Building, 350 Fifth Avenue

New York, New York 10118

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the meeting.

Cautionary Statement on Forward-looking Information

Certain statements in this communication contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “believe”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect” and similar expressions. All statements other than statements of historical fact included in this communication are forward-looking statements.

Such forward-looking statements are based on a number of assumptions. Although our management believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments (including, without limitation, the ability of the Company to regain compliance with the Nasdaq rules through the proposed reverse stock split) may differ significantly from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. Risk factors include, among other things: risks and uncertainties relating to plans for regaining compliance with the Nasdaq rules, including whether the proposed reverse stock split has the potential to increase the market price of our common stock so that the Company may be able to satisfy Nasdaq’s $1.00 minimum bid price requirement; the long- and near-term effect of the reverse stock split on the market price of our common stock and our total market capitalization; our capital requirements and whether or not the Company will be able to raise capital as needed; our ability to satisfy other Nasdaq listing criteria deficiencies; whether Nasdaq may conclude the delisting of our common stock is in the public interest; the ability to attract brokers and investors who do not trade in lower priced stocks; and the risk factors described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, our quarterly report on Form 10-Q for the quarter ended June 30, 2018 and other filings, including subsequent current and periodic reports, information statements and registration statements filed with the SEC. You are cautioned to review such reports and other filings at www.sec.gov.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on the Company’s current expectations and the Company does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.